Defined Contribution Plans	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Defined Contribution Plans

Note 12: Defined Contribution Plans

The Company formerly had a profit sharing plan for the benefit of eligible employees. The Company made contributions to the plan out of its net profits in such amounts as the Board of Directors determined. The contribution each year in no event exceeds the maximum amount allowable under applicable provisions of the Internal Revenue Code. No contributions were made to the plan for the years ended December 31, 2012 and 2011. The profit sharing plan was dissolved on October 17, 2012 and distributions were made to plan participants. TMP also sponsors a 401(k) plan. The Company does not match employee contributions.